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EXHIBIT 32


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY OF 2002

In connection with the interim quarterly report pursuant to section 13 or 15(d) of the securities exchange act of 1934 of Mayfair Mining & Minerals, Inc. on Form 10QSB dated for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbannes-Oxley Act of 2002, that to the best of his knowledge:

         1. The Registration Statement fully complies with the requirements of
Section 13 (a) pr 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and results of operation of the Company.

November 5, 2004

By: /s/ Clive de Larrabeiti
Clive de Larrabeiti
President and
Director